                                                     NATIONAL GRID USA COMPANIES'

                                                      INCENTIVE COMPENSATION PLAN

                                                                       Adopted December 6, 2001
                                                                       Effective as of April 1, 2000

                                                  TABLE OF CONTENTS
                                                  -----------------

                                                                                                              Page
                                                                                                              ----

I.               INTRODUCTION.....................................................................................1
--               ------------
                 1.01    NAME.....................................................................................1
                 ----    ----
                 1.02    PURPOSE..................................................................................1
                 ----    -------
II.              DEFINITIONS......................................................................................2
---              -----------
                 2.01    BASE COMPENSATION........................................................................2
                 ----    -----------------
                 2.02    BENEFITS ADMINISTRATOR...................................................................2
                 ----    ----------------------
                 2.03    BOARD....................................................................................2
                 ----    -----
                 2.04    BOARD/CEO................................................................................2
                 ----    ---------
                 2.05    BONUS AWARD..............................................................................2
                 ----    -----------
                 2.06    CASH BONUS...............................................................................2
                 ----    ----------
                 2.07    CEO......................................................................................2
                 ----    ---
                 2.08    CHAIRMAN.................................................................................2
                 ----    --------
                 2.09    CHANGE IN CONTROL........................................................................2
                 ----    -----------------
                 2.10    COMPANY..................................................................................3
                 ----    -------
                 2.11    FINANCIAL OBJECTIVE......................................................................3
                 ----    -------------------
                 2.12    INDIVIDUAL OBJECTIVES....................................................................3
                 ----    ---------------------
                 2.13    A MAJOR TRANSACTION......................................................................3
                 ----    -------------------
                 2.14    MATCHING PERCENTAGE......................................................................4
                 ----    -------------------
                 2.15    NATIONAL GRID USA........................................................................4
                 ----    -----------------
                 2.16    PARTICIPANT..............................................................................5
                 ----    -----------
                 2.17    PERFORMANCE BENCHMARKS...................................................................5
                 ----    ----------------------
                 2.18    PLAN.....................................................................................5
                 ----    ----
                 2.19    PLAN YEAR................................................................................5
                 ----    ---------
III.             ADMINISTRATION...................................................................................5
----             --------------
                 3.01    ADMINISTRATION AND INTERPRETATION........................................................5
                 ----    ----------------------------------
                 3.02    AMENDMENT OR TERMINATION.................................................................5
                 ----    -------------------------
                 3.03    NO SEGREGATION OF ASSETS; NO ASSIGNMENT..................................................6
                 ----    ----------------------------------------
                 3.04    PARTICIPANT LIST.........................................................................6
                 ----    ----------------
                 3.05    EFFECTUATION OF INTEREST.................................................................6
                 ----    -------------------------
                 3.06    ACCOUNTING...............................................................................7
                 ----    -----------
IV.              PARTICIPATION....................................................................................7
---              -------------
                 4.01    SELECTION................................................................................7
                 ----    ----------
                 4.02    NOTIFICATION.............................................................................7
                 ----    -------------
V.               PARTICIPANT'S COMPENSATION.......................................................................7
--               --------------------------
VI.              BASE COMPENSATION................................................................................7
---              -----------------
                 6.01    BASE COMPENSATION........................................................................7
                 ----    ------------------
                 6.02    SALARY APPROVALS.........................................................................7
                 ----    ----------------
VII.             INCENTIVE COMPENSATION...........................................................................8
----             ----------------------
                 7.01    CORPORATE TARGETS........................................................................8
                 ----    ------------------
                 7.02    USE OF BENCHMARKS........................................................................8
                 ----    -----------------
                 7.03    COMPONENTS...............................................................................8
                 ----    ----------
                 7.04    FINANCIAL OBJECTIVE AWARD................................................................9
                 ----    -------------------------
                 7.05    INDIVIDUAL OBJECTIVES AWARD..............................................................9
                 ----    ---------------------------
                 7.06    EXERCISE OF DISCRETION...................................................................9
                 ----    ----------------------
                 7.07    DISTRIBUTION............................................................................10
                 ----    -------------
VIII.            PAYMENT UPON CHANGE OF CONTROL..................................................................10
-----            ------------------------------
                 8.01    CHANGE IN CONTROL.......................................................................10
                 ----    ------------------
IX.              GENERAL PROVISIONS..............................................................................12
---              ------------------
                 9.01    OTHER BENEFIT PLANS.....................................................................12
                 ----    --------------------
                 9.02    TERMINATION OF PARTICIPATION; INTERPLAN TRANSFER........................................12
                 ----    -------------------------------------------------
                 9.03    FUTURE EMPLOYMENT.......................................................................13
                 ----    ------------------
                 9.04    HEADINGS................................................................................13
                 ----    ---------
                 9.05    GENDER AND NUMBER.......................................................................13
                 ----    ------------------
                 9.06    GOVERNING LAW...........................................................................13
                 ----    --------------
                 9.07    RATE MAKING.............................................................................13
                 ----    -----------
                 9.08    EFFECTIVE DATE..........................................................................13
                 ----    ---------------

                                       NATIONAL GRID USA COMPANIES' INCENTIVE COMPENSATION PLAN
                                       --------------------------------------------------------

I.       INTRODUCTION
         ------------
         1.01   Name.  The Plan shall be known as the National Grid USA Companies' Incentive Compensation Plan.
                ----
         1.02   Purpose.  The purpose of the National Grid USA Companies' Incentive Compensation Plan (the Plan), which previously
                -------
comprised four separate cash plans entitled New England Electric Companies' Senior Incentive Compensation Plan, New England Electric
Companies' Incentive Compensation Plan I, New England Electric Companies' Incentive Compensation Plan II, and New England Electric
Companies' Incentive Compensation Plan III, is to achieve and maintain a high level of corporate performance by making it possible for those selected executives whose efforts and responsibilities have direct and major influence on corporate earnings to earn significant compensation rewards in the form cash in proportion to (i) corporate achievement of financial and individual objectives and (ii) the executive's contribution thereto.  This Plan, effective as of the date of the consummation of the merger of New England
Electric System and National Grid Group plc consolidates the Incentive Compensation Plan for executives in the Senior Plan and in ICP
I, II, and III into a single plan; and is being entered into in order to provide for the operation of the Plan after the merger.

II.      DEFINITIONS
         -----------
         2.01   Base Compensation means the compensation referred to in Section 6.01 and includes all salary, whether received or
                -----------------
deferred.

         2.02   Benefits Administrator means the National Grid USA executive officer responsible for the Human Resources function or
                ----------------------
his/her designee.

         2.03   Board means the Board of Directors of National Grid Group plc.
                -----

         2.04   Board/CEO means whenever a decision must be made for Participants under the Plan, the Board will make decisions for
                ---------
the CEO and/or Chairman; and the CEO will make the decisions for the remaining Participants.

         2.05   Bonus Award means the compensation referred to in Article VII.
                -----------

         2.06   Cash Bonus means the total cash compensation awarded a Participant for a Plan Year under Article VII, including
                ----------
amounts awarded upon a Change in Control or upon consummation of a transaction approved by a Major Transaction.

         2.07   CEO means the Chief Executive Officer of National Grid USA.
                ---

         2.08   Chairman means the Chairman of National Grid USA.
                --------

         2.09   Change in Control occurs when the conditions set forth in any of the following sections shall have been satisfied:
                -----------------
         (a)    any person or persons in concert obtains Control (as defined in Section 840 of the United Kingdom's Income and
                Corporation Taxes Act 1988) of National Grid Group plc as a result of making a general offer to acquire shares in
                National Grid Group plc, or having obtained Control, makes such an offer; or
         (b)    the consummation of the sale or disposition by National Grid Group plc of all or substantially all of the assets of
                National Grid USA to a non-affiliated entity; or
         (c)    the complete liquidation, dissolution or winding up of National Grid Group plc and/or of National Grid USA.
                A Change in Control shall not be deemed to have occurred if the events referred to above are part of an arrangement

("a Reorganisation") which will mean that National Grid Group plc and/or National Grid USA will be under the Control of another company or the business of National Grid Group plc is carried on by another company, and the persons who owned the shares in National
Grid Group plc immediately before the Change in Control will immediately afterwards own more than 50% of the shares in that other company.

         2.10   Company means any National Grid USA company that has an employee(s) who participates in the Plan.
                -------

         2.11   Financial Objective means the annual financial target set by the Board in accordance with Section 7.01.
                -------------------

         2.12   Individual Objectives means the objectives described in Section 7.01.
                ---------------------

         2.13   A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following sections
                -------------------
shall have been satisfied:

         (a)    any person becomes bound or entitled to acquire shares in National Grid Group plc under Sections 428 to 430F of the
                United Kingdom's Companies Act 1985, or a scheme of arrangement or compromise under Section 425 of the United
                Kingdom's Companies Act 1985 is proposed for National Grid Group plc, or
         (b)    National Grid Group plc's shareholders approve the sale or disposition of all or substantially all of the assets of
                National Grid Group USA to a non-affiliated entity or
         (c)    National Grid Group plc passes a resolution for voluntary winding up, or an order is made for the compulsory winding up of National Grid Group plc and/or National Grid USA or
         (d)    The shareholders of National Grid Group plc, approve an event the consummation of which would result in the occurrence of a Change in Control, or .
         (e)    The Board adopts a resolution that, for purposes of the Incentive Compensation Plan, a Major Transaction has occurred.
                A Major Transaction shall not be deemed to have occurred if the events referred to above are part of an arrangement

("a Reorganisation") which will mean that National Grid Group plc and/or National Grid USA will be under the Control of another company or the business of National Grid Group plc is carried on by another company, and the persons who owned the shares in National
Grid Group plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

        2.14    Matching Percentage shall have the meaning set forth in National Grid USA
Companies' Incentive Share Plan.

        2.15   National Grid USA means National Grid USA, a wholly owned subsidiary of National Grid Group plc and the successor of
                -----------------
the New England Electric System companies.

        2.16   Participant means the CEO and/or Chairman, and such other individuals who have been selected, in accordance with
                -----------
Section 4.01, or an equivalent prior provision, to be a participant in the Plan.

         2.17   Performance Benchmarks means those standards or individual performance measures established in accordance with
                ----------------------
Article VII, to judge progress toward achievement of each Participant's Individual Objectives.

         2.18   Plan means the National Grid USA Companies' Incentive Compensation Plan, as amended from time to time.
                ----

         2.19   Plan Year means a twelve month period beginning on April 1 of any year.
                ---------

III.     ADMINISTRATION
         --------------

         3.01   Administration and Interpretation.  The Plan shall be administered by the Benefits Administrator, and interpretations
                ---------------------------------
of the Plan or other determinations with respect to the Plan by the Benefits Administrator shall be final and binding on all parties.  Determinations or interpretations affecting the Benefits Administrator, individually, shall be made by the CEO and such determinations or interpretations shall be final and binding on all parties.

         3.02   Amendment or Termination.  The CEO may amend or terminate the Plan at any time, provided that:
                ------------------------
         (a)    no such action shall affect any right or obligation with respect to any Bonus Award previously granted;
         (b)    provisions of Article VIII and Sections 2.09 and 2.13 may not be amended without the written consent of any
                Participant affected;

(c)      no termination of the Plan may be made after a Major Transaction unless, if applicable, the shareholders of National Grid
              Group plc have rescinded their approval of the transaction; and

(d)      no amendment of the Plan may be made after a Major Transaction without the written consent of any Participant affected unless, if applicable, the shareholders of National Grid Group plc have rescinded their approval of the transaction.

         3.03   No Segregation of Assets; No Assignment.  National Grid USA is not required to set aside or segregate any assets of
                ---------------------------------------
any kind to meet obligations under the Plan.  A Participant has no rights under the Plan to any specific assets of National Grid
USA.  A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under the Plan, which payments and the right thereto shall be, to the fullest extent permitted by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

         3.04   Participant List.  The Benefits Administrator shall be responsible for maintaining an up-to-date list of the
                ----------------
Participants in the Plan.

         3.05   Effectuation of Interest.  In the event it should become impossible for the Benefits Administrator, the CEO, the
                ------------------------
Chief Executive Officer of National Grid Group plc, or National Grid USA to perform any act required by the Plan, the Benefits
Administrator, the CEO, the Chief Executive Officer of National Grid Group plc, or National Grid USA may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

         3.06   Accounting.  The Vice President and Controller of National Grid USA will be responsible for accounting matters
                ----------
directly affecting the Plan.

IV.      PARTICIPATION
         -------------

         4.01   Selection.  Except for the CEO and/or Chairman who are automatically participants in the Plan, it is anticipated (but
                ---------
not binding) that, by March 1 of each year, the CEO shall select the ICP I Participants for the following year; and Senior Management shall select the ICP II and III Participants for the following year.

         4.02   Notification.  The Benefits Administrator shall notify those new Participants who have been included in the Plan for
                ------------
the following year and those Participants who have been dropped from the Plan for the following year.

V.       PARTICIPANT'S COMPENSATION
         --------------------------

         5.01   The compensation for each Participant will consist of two components:  Base Compensation and Incentive Compensation as described in Articles VI and VII below.

VI.      BASE COMPENSATION
         -----------------

         6.01   Base Compensation.  A Participant's performance will be evaluated and his or her base compensation, including any
                -----------------
merit or promotional increase, will be set in accordance with the National Grid USA salary management program.

         6.02   Salary Approvals.  The Board will approve all salary changes for the CEO and/or Chairman, and the CEO will approve
                ----------------
all salary changes for ICP I Participants.  For all other Participants, the Senior Vice President in charge of his/her function will approve the Participant's salary change.

VII.     INCENTIVE COMPENSATION
         ----------------------

         7.01   Corporate Targets.  A Participant's Incentive Compensation (Bonus Award) will be based upon a Financial Target and
                -----------------
Individual Objectives.  The Financial Target will be established for all Participants by the Board.  Individual Objectives and
Performance Benchmarks for each Individual Objective will be established by the Board or the Chief Executive Officer of National Grid
Group plc for the CEO, the Chairman, and for ICP I, A Participants; by the appropriate Senior Vice President for ICP I, B and C
Participants; and by Senior Management for ICP II and III Participants for each Plan Year.  The number of Individual Objectives and the weighting of each Individual Objective is discretionary.

         7.02   Use of Benchmarks.  The Financial Target will serve as the benchmark for measuring the Financial Objective.  The
                -----------------
Performance Benchmarks will be used to evaluate each Participant's achievement of his/her Individual Objectives.

         7.03   Components.  The Bonus Award has two components: (1) a Financial Objective Award and (2) an Individual Objectives
                ----------
Award.  The following chart sets forth the Bonus Award that Participants in each level of ICP may receive:
-----------------------------

                                     Targeted              Targeted        Maximum Financial
                                    Individual        Financial Objective  Objective Award
                                                                           ---------------
                                 Objectives Award            Award
                                 ----------------            -----

-----------------------------
-----------------------------

       CEO/Chairman                 25% of Base           15% of Base      25% of Base Compensation
                                   Compensation          Compensation
----------------------------- ----------------------- -------------------- ---------------------- ------------------
----------------------------- ----------------------- -------------------- ---------------------- ------------------

          ICP I A                  22.5% of Base         13.5% of Base     22.5% of Base Compensation
                                   Compensation          Compensation
----------------------------- ----------------------- -------------------- ---------------------- ------------------
----------------------------- ----------------------- -------------------- ---------------------- ------------------

        ICP I B, C                 22.5% of Base         13.5% of Base     22.5% of Base Compensation
                                   Compensation          Compensation
----------------------------- ----------------------- -------------------- ---------------------- ------------------
----------------------------- ----------------------- -------------------- ---------------------- ------------------

          ICP II                   16.5% of Base         9.9% of Base      16.5% of Base Compensation
                                   Compensation          Compensation
----------------------------- ----------------------- -------------------- ---------------------- ------------------
----------------------------- ----------------------- -------------------- ---------------------- ------------------

          ICP III                  7.5% of Base          4.5% of Base      7.5% of Base Compensation
                                   Compensation          Compensation
----------------------------- ----------------------- -------------------- ---------------------- ------------------
------------------------------ ---------------------- -------------------- ---------------------- ------------------

------------------------------ ---------------------- -------------------- ---------------------- ------------------
         Notwithstanding the foregoing, if any Participant has an employment agreement with a Company, National Grid USA, or National
Grid Group plc that provides for percentages different than those set forth above, the terms set forth in the Participant's employment agreement shall supercede the terms set forth in the Plan.

         7.04     Financial Objective Award.  If the Financial target is achieved, full credit will be given for the Financial
                  -------------------------
Objective.  The Financial Objective Bonus Award will be adjusted up or down to reflect results greater than, or less than, the benchmark.

         7.05     Individual Objectives Award.  If each Performance Benchmark is fully met, the Participant will be eligible for the
                  ---------------------------
maximum Individual Objectives Bonus Award.  The Individual Objectives Bonus Award will be adjusted downward to reflect shortfalls in
Performance Benchmark achievement.

         7.06     Exercise of Discretion.  The Board, the Chief Executive Officer of National Grid Group plc, the CEO,  the Senior
                  ----------------------
Vice President, and/or member of Senior Management, as appropriate, are expected to use their judgment in evaluating performance, with the objectives and benchmarks as standards, not cliffs.  The Board/CEO or the Chief Executive Officer of National Grid Group
plc, as appropriate may reduce bonuses from those calculated by the formula if circumstances warrant.  The Board/CEO or the Chief
Executive Officer of National Grid Group plc, as appropriate may also award bonuses outside those calculated by the formula.
Further, the Board/CEO or the Chief Executive Officer of National Grid Group plc, as appropriate retains the discretion, from time to time, to add or delete Individual Objectives and to adjust benchmarks as deemed appropriate.

         7.07     Distribution.  When the books are closed at the end of the Plan Year, the Board or the Chief Executive Officer of
                  ------------
National Grid Group plc will determine the appropriate amount to be awarded to the CEO, the Chairman, and ICP I A Participants, and
the CEO will determine the appropriate amount to be awarded to all other Participants.  The Bonus Award will be distributed to
Participants by the July 15 following the Plan Year.

         Notwithstanding any other provision of this Plan, if the Annual Incentive Share Award earned under National Grid USA
Companies' Incentive Share Plan (Share Plan) cannot be distributed to Participants within the time frame set forth in the Share Plan, then each Participant shall receive from the Plan, a cash amount that otherwise would have been awarded in ADR's under the Share Plan.

VIII.    PAYMENT UPON CHANGE OF CONTROL
         ------------------------------

         8.01     Change in Control.  In the event of a Change in Control or Major Transaction, each Participant will receive, within
                  -----------------
30 days of the consummation of the (1) Change in Control or (2) of the transaction approved by the Major Transaction, a cash payment equal to (a) the average of the bonus percentages for the Plan for the last three years prior to the Change in Control or consummation of the transaction approved by the Major Transaction times the Participant's annualized Base Compensation; or if the
Plan has not been in effect for three years, then the average of the bonus percentage for the Plan and the preceding plan, New
England Electric Companies' Senior Incentive Compensation Plan or New England Electric Companies' Incentive Compensation Plans I, II,
or III and (b) a Matching Percentage based upon the average of the bonus percentages for the Plan for the last three years prior to the Change in Control or consummation of the transaction approved by the Major Transaction times the Participant's annualized Based
Compensation; or if the Plan has not been in effect for three years, then the average of the bonus percentage for the Plan and the preceding plan, New England Electric Companies' Senior Incentive Compensation Plan or New England Electric Companies' Incentive
Compensation Plans I, II, or III.  Further, if the consummation of the Change in Control or of the transaction approved by the Major
Transaction occurs prior to the determination and payment of the Bonus Award for the prior Plan Year, the Participant will also receive within 30 days a cash payment equal to (a) said percentage times the Participant's Base Compensation received in the prior
Plan Year and (b) an amount based upon that amount that the Participant would receive as a Matching Percentage based upon the percentage under the Plan times the Participant's Base Compensation received in the prior Plan Year. No further benefits will be payable from the Plan.

IX.      GENERAL PROVISIONS
         ------------------

         9.01     Other Benefit Plans.  Bonus Awards will not be used in determining the Participant's benefits under any group
                  -------------------
insurance plan or any incentive program other than the Share Plan.  Notwithstanding the foregoing, Bonus Awards will be included in pension plan calculations to the extent provided in said pension plans.

         9.02     Termination of Participation; Interplan Transfer.  Termination of participation shall be determined as follows:
                  ------------------------------------------------
                  (a)      the CEO and/or Chairman will be deemed Participants for the Plan Year regardless of the number of months they are actively employed in a Plan Year unless otherwise specified in their Employment Agreement.
                  (b)      if, for any reason, a Participant should cease to be actively employed by a subsidiary of National Grid USA prior to October 1 of a Plan Year, that person will not be deemed a Participant for that year unless the CEO determines there are extraordinary circumstances which justify inclusion, and
                  (c)      a Participant who is actively employed during the first six months of the Plan Year but ceases to be so actively employed during the last six months of a Plan Year will be deemed a Participant for that year on a proportional basis.

                The CEO will also determine the extent, if any, of participation by the person replacing a Participant.  If a
         Participant's ICP level changes during the Plan Year, the Participant will be deemed to be a Participant for that year on a proportional basis for each level, respectively.

         9.03     Future Employment.  Neither the Plan nor the making of awards hereunder shall be construed to create any obligation
                  -----------------
to continue the Plan or to give any present or future employee any right to continued employment.

         9.04     Headings.  The headings of articles and sections of the Plan are for convenience of reference only.
                  --------

         9.05     Gender and Number.  Unless the context requires otherwise, the singular shall include the plural; the masculine
                  -----------------
gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

         9.06     Governing Law.  Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed
                  -------------
by the laws of The Commonwealth of Massachusetts.

         9.07     Rate Making.  Bonus Awards shall not be included for rate-making purposes.     9.08     Effective Date.  This Plan
                  -----------                                                                             --------------
shall be effective as of April 1, 2000.

The Plan is hereby adopted on December 6, 2001 acknowledging that such adoption took effect as of April 1, 2000.

                                                   ------------------------------------------
                                                   Chief Executive Officer
                                                   National Grid USA